                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                   Information
Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                April 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or              ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 11, 2013

2.   RBS PARTNERS, L.P.

Item                                   Information
Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                April 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or              ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 11, 2013

3.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information
Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                April 9, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or              ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Investment Management, L.L.C.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 11, 2013

4.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information
Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                April 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or              ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 11, 2013

5.   CRK PARTNERS, LLC

Item                                   Information
Name:                                  CRK Partners, LLC

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                April 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or              ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Sole Member

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 11, 2013

6.   ESL INVESTMENTS, INC.

Item                                   Information
Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                April 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or              ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  April 11, 2013